                                                                   EXHIBIT 10.63

NOTICE OF GRANT OF STOCK OPTIONS                   ESS TECHNOLOGY, INC
AND OPTION AGREEMENT ID:                           48401 Fremont Boulevard
                                                   Fremont, CA 94538
                                                   (510) 492-1088

[NAME OF OPTIONEE]                                  OPTION NUMBER:
[ADDRESS OF OPTIONEE]                               PLAN:  95D
                                                    ID:


Effective [Grant Date], you have been granted a(n) Non-Qualified Stock Option to buy [Number] shares of ESS TECHNOLOGY, INC. (the "Company") stock at $[Option Price] per share.

The total option price of the shares granted is $[Total Grant Price].

Shares in each period will become fully vested on the date shown.

         SHARES           VEST TYPE        FULL VEST           EXPIRATION
         ------           ---------        ---------           ----------








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By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.
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--------------------------------         ---------------------------
ESS TECHNOLOGY, INC.                     Date

--------------------------------         ---------------------------
[Name of Optionee]                       Date

                                         Date:
                                         Time:

                              ESS TECHNOLOGY, INC.
                        1995 DIRECTORS STOCK OPTION PLAN

                             DIRECTORS NONQUALIFIED
                      INITIAL STOCK OPTION GRANT AGREEMENT

     This Initial Stock Option Grant Agreement (this "GRANT") is made and entered into pursuant to the Company's 1995 Directors Stock Option Plan (the "PLAN") as of the date of grant (the "GRANT DATE") set forth in the Notice of Grant of Stock Options and Option Agreement attached hereto (the "NOTICE") by and between ESS Technology, Inc., a California corporation (the "COMPANY"), and the Optionee named in the Notice ("OPTIONEE").

     1. GRANT OF OPTION. The Company hereby grants to Optionee an option (this "OPTION") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice (collectively, the "SHARES") at the exercise price per share set forth in the Notice (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Grant, the Notice, and the Plan. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

     2. EXERCISE AND VESTING OF OPTION. Subject to the terms and conditions of the Plan, the Notice, and this Grant, this Option shall become exercisable as it vests. Subject to the terms and conditions of the Plan, the Notice, and this Grant, this Option shall vest as to twenty-five percent (25%) of the Shares upon the first anniversary of the Grant Date and thereafter an additional 1/48th of the Shares shall vest on the same day each month as the Grant Date, so long as the Optionee continuously remains a member of the Board of Directors of the Company (a "BOARD MEMBER").

     3. RESTRICTION ON EXERCISE. This Option may not be exercised unless such exercise is in compliance with the Securities Act, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the SEC, any state securities commission or any stock exchange or national market system to effect such compliance.

     4. TERMINATION OF OPTION. Except as provided below in this Section, this Option shall terminate and may not be exercised on the earlier of the expiration date set forth in the Notice or the date Optionee ceases to be a Board Member. The date on which Optionee ceases to be a Board Member shall be referred to as the "TERMINATION DATE." If Optionee ceases to be a Board Member for any reason, then this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) within three (3) years after the Termination Date, but in no event later than the expiration date set forth in the Notice.

     5.   MANNER OF EXERCISE.

          5.1 Exercise Agreement. This Option shall be exercisable by delivery to the Company of an executed written Directors Stock Option Exercise Agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

          5.2 Payment. Payment for the Shares purchased upon exercise of this Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the Exercise Price of the Option; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (e) by any combination of the foregoing.

          5.3 Withholding Taxes. Prior to the issuance of the Shares upon exercise of this Option, Optionee shall pay or make adequate provision for any applicable federal or state withholding obligations of the Company.

          5.4 Issuance of Shares. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative. To enforce any restrictions on Optionee's Shares, the Committee may require Optionee to deposit all certificates, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

     6. NONTRANSFERABILITY OF OPTION. During the lifetime of the Optionee, this Option shall be exercisable only by Optionee or by Optionee's guardian or legal representative, unless otherwise permitted by the Committee. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

     7. INTERPRETATION. Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the Committee that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee. Nothing in the Plan or this Grant shall confer on Optionee any right to continue as a Board Member.

     8. ENTIRE AGREEMENT. The Plan, the Grant, and the Directors Stock Option Exercise Agreement in the form attached hereto as Exhibit A, and the terms and conditions thereof, are incorporated herein by this reference. The Notice, this Grant, the Plan and the Directors Stock Option Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

                                    EXHIBIT A
                              ESS TECHNOLOGY, INC.
                        1995 DIRECTORS STOCK OPTION PLAN
                    DIRECTORS STOCK OPTION EXERCISE AGREEMENT

I hereby elect to purchase the number of shares of common stock of ESS TECHNOLOGY, INC. (the "COMPANY") as set forth below:

Optionee:______________________________________   Number of Shares Purchased: ___________________________________
Address:_______________________________________   Purchase Price per Share: _____________________________________
_______________________________________________   Aggregate Purchase Price: _____________________________________
Type of Stock Option: Nonqualified Stock Option   Date of Stock Option Grant: ___________________________________
                                                  Exact Name of Title to Shares: ________________________________

1. DELIVERY OF PURCHASE PRICE. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Directors Nonqualified Stock Option Grant referred to above (the "GRANT"), as follows (check as applicable and complete):

[ ] in cash (by check) in the amount of $__________, receipt of which is acknowledged by the Company;

[ ] by delivery of _________ fully-paid, nonassessable and vested shares of the common stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $________ per share;

[ ] by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $_________; or

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of $__________.

2. MARKET STANDOFF AGREEMENT. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. ENTIRE AGREEMENT. The Plan, the Notice, and the Grant are incorporated herein by reference. This Agreement, the Plan, the Notice, and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to conflict of laws.


Date:________________________________         _________________________________
                                              Signature of Optionee

                              ESS TECHNOLOGY, INC.
                        1995 DIRECTORS STOCK OPTION PLAN

                                SPOUSE'S CONSENT

     I acknowledge that I have read the foregoing Directors Stock Option Exercise Agreement (the "AGREEMENT") and that I know its contents. I hereby consent to and approve all the provisions of the Agreement and agree that the shares of the Common Stock of ESS Technology, Inc. purchased thereunder (the "SHARES") and any interest I may have in such Shares are subject to all the provisions of the Agreement. I will take no action at any time to hinder operation of the Agreement on these Shares or any interest I may have on them.

Spouse of Optionee
_______________________________________        Date: __________________________

_______________________________________        Date: __________________________
Optionee's Name